UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 2, 2004

                           ASTRATA GROUP INCORPORATED

             (Exact name of registrant as specified in its charter)



          Nevada                    000-32475                 84-1408762
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(State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)           File Number)           Identification No.)


1801 Century Park East, Suite 1830, Los Angeles, California   90067-2320
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code       (310) 282-8646
                                                   --------------------------


                  ---------------------------------------------
                       (Former name or former address, if
                          changed since last report.)






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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Commission on August 23, 2004, relating to the Changes in Control of the Registrant and Other Events.

(a) Financial Statements of the Businesses Acquired.

The audited consolidated financial statements of Cadogan Investments Limited as of February 29, 2004 and for the year then ended and the unaudited consolidated financial statements of Cadogan Investments Limited as of June 30, 2004 and for the four-month period then ended are hereby filed herewith as Exhibit 99.1.

(b) Pro Forma Financial Information.

Because a public shell reverse merger is not considered a "business combination" as defined by Generally Accepted Accounting Principles - and given the manner of the financial statement presentation described in the financial statements filed herewith as Exhibit 99.1, the Registrant has determined that pro forma financial statements are not required under the circumstances. In addition, since the Registrant's net assets on August 2, 2004 (immediately preceding the Change of Control) were immaterial to the consolidated stockholders' equity of the company that was a party to the reverse merger with the Registrant, the February 29, 2004 and June 30, 2004 pro forma stockholders' equity of the Registrant has not been reported herein. Excluding bankruptcy-related activities, the Registrant's operations for the period June 1, 2003 to August 1, 2004 are immaterial to the consolidated financial statements filed herewith as Exhibit 99.1.

(c) Exhibits.

Exhibit No.    Name of Exhibit
-----------    -----------------------------------------------------------

Exhibit 2.1 Cetalon Corporation Court Order of May 27, 2004 and Second Amended Disclosure Statement and Plan of Reorganization.

Exhibit 2.2 Articles of Merger between Astrata Group Incorporated (as merging entity) and Cetalon Corporation (as surviving entity), with Secretary of State of Nevada on August 3, 2004.

Exhibit 2.2a Certificate of Correction to the Articles of Merger filed with Secretary of State of Nevada on August 4, 2004.

Exhibit 3.1b Amended and Restated Articles of Incorporation of the Registrant as filed with the Secretary of State of the State of Nevada on July 30, 2004.

Exhibit 10.1 Share Exchange Agreement, dated August 2, 2004, by and among the Registrant and the entities listed on the signature page thereof.

Exhibit 99.1* Audited consolidated financial statements of Cadogan Investments Limited as of February 29, 2004 and for the year then ended and the unaudited consolidated financial statements of Cadogan Investments Limited as of June 30, 2004 and for the four-month period then ended

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* Filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           ASTRATA GROUP INCORPORATED



Date: October 18, 2004                By: /s/ Trevor Venter
                                          -------------------------------
                                              Trevor Venter
                                              Chief Executive Officer






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                                  EXHIBIT INDEX



Exhibit No.    Name of Exhibit
-----------    -----------------------------------------------------------------

99.1 Audited consolidated financial statements of Cadogan Investments Limited as of February 29, 2004 and for the year then ended and the unaudited consolidated financial statements of Cadogan Investments Limited as of June 30, 2004 and for the four-month period then ended